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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  September 23, 2003


               Bear Stearns Commercial Mortgage Securities Inc.

            (Exact Name of Registrant as Specified in Its Charter)

Delaware                           333-86366                 13-3411414
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(State or Other Jurisdiction      (Commission               (IRS Employer
of Incorporation)                 File Number)              Identification No.)


383 Madison Avenue, New York, NY                                10179
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code  (212) 272-2000
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Required FD Disclosure.
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         On September 23, 2003, a single series of certificates, entitled Bear
Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-PWR2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement in the form attached hereto as Exhibit 4.1
(the "Pooling and Servicing Agreement"), entered into by and among Bear
Stearns Commercial Mortgage Securities Inc. (the "Registrant"), Prudential Asset Resources, Inc. as a Master Servicer and as 3 Times Square Special Servicer, Wells Fargo Bank, National Association as a Master Servicer, GMAC Commercial Mortgage Corporation as General Special Servicer, Wells Fargo Bank Minnesota, National Association as Certificate Administrator and as Tax Administrator, LaSalle Bank National Association as Trustee, ABN AMRO Bank N.V., as Fiscal Agent and PRU 3XSquare, LLC, as 3 Times Square Non-Pooled Subordinate Noteholder. Certain classes of the Certificates (the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (no. 333-86366) and sold to Bear, Stearns & Co. Inc., ("BSCI"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS") and Wells Fargo Brokerage Services, LLC ("WFBS", and together with BSCI and MLPFS, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into by and between the Registrant and the Underwriters.

Item 7.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
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         Not applicable.

(c) Exhibits:
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Exhibit No.   Description

4.1 Pooling and Servicing Agreement among Bear Stearns Commercial Mortgage Securities Inc. as Depositor, Prudential Asset Resources, Inc. as a Master Servicer and as 3 Times Square Special Servicer, Wells Fargo Bank, National Association as a Master Servicer, GMAC Commercial Mortgage Corporation as General Special Servicer, Wells Fargo Bank Minnesota, National Association as Certificate Administrator and as Tax Administrator, LaSalle Bank National Association as Trustee, ABN AMRO Bank N.V., as Fiscal Agent and PRU 3XSquare, LLC, as 3 Times Square Non-Pooled Subordinate Noteholder.



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

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   October 8, 2003.


                               BEAR STEARNS COMMERCIAL MORTGAGE
                               SECURITIES INC.
                                  By: /s/ Michael A. Forastiere
                                      ---------------------------
                                  Name:   Michael A. Forastiere
                                  Title:  Vice President



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                                 EXHIBIT INDEX

                  The following exhibits are filed herewith:


Exhibit No.
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4.1           Pooling and Servicing Agreement among Bear Stearns
              Commercial Mortgage Securities Inc. as Depositor, Prudential Asset Resources, Inc. as a Master Servicer and as 3 Times Square Special Servicer, Wells Fargo Bank, National Association as a Master Servicer, GMAC Commercial Mortgage Corporation as General Special Servicer, Wells Fargo Bank Minnesota, National Association as Certificate Administrator and as Tax Administrator, LaSalle Bank National Association as Trustee, ABN AMRO Bank N.V., as Fiscal Agent and PRU 3XSquare, LLC, as 3 Times Square Non-Pooled Subordinate Noteholder.






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